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                                                                     EXHIBIT 1.1

                                                                   June 11, 1997



Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Dear Sirs and Mesdames:

     Certain shareholders of McKesson Corporation, a Delaware Corporation (the "Company"), named in Schedule I hereto severally propose to sell to Morgan Stanley & Co. Incorporated (the "Underwriter") an aggregate of 2,791,738 shares of the Common Stock, par value $.01 per share, of the Company (the "Shares"), each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name in Schedule I hereto (the "Offering"). The shares of the Common Stock, par value $.01 per share, of the Company outstanding on the date hereof are hereinafter referred to as the "Common Stock."

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. All references herein to the Registration Statement and the Prospectus include the documents incorporated therein by reference.


     1.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents
         ---------------------------------------------
and warrants to, and agrees with, the Underwriter that:

          (a) The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement

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     of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

          (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) The accountants who have audited certain financial statements included in the Registration Statement and the Prospectus are independent public accountants as required by the Securities Act and the rules and regulations thereunder.

          (e) The financial statements (together with the related notes thereto) included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations for the periods specified, except as otherwise disclosed therein; and except as otherwise stated therein or in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the pro forma consolidated financial data of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and Prospectus have been prepared in accordance with the Commission's rules and regulations with respect to pro forma financial data, have been and will be properly compiled on the bases described therein and the assumptions used in the preparation thereof are and will be reasonable and the adjustments used therein are and will be appropriate to give effect to the transactions and circumstances referred to therein.

          (f) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in the State of California; and the Company is duly qualified to transact

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     business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (g) Each significant subsidiary of the Company, as defined by Rule 1-02(w) of Regulation S-X of the Securities Act, has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (h) This Agreement has been duly authorized, executed and delivered by the Company.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement (A) do not and will not contravene (1) any provision of the General Corporation Law of the State of Delaware (the "DGCL") or any other provision of applicable law, or
     (2) the charter or by-laws of the Company, or (3) any agreement, contract, bond, indenture or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (4) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company, except with respect to clause (A)(3) and (A)(4), for a contravention which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries taken as a whole, (B) do not and will not result in the imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties is bound, except for any liens, charges or encumbrances which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries taken as a whole, and (C) do not require any consent, approval, authorization or order of, or qualification with, any governmental body or agency, except such as may be required by the securities or Blue Sky laws of the various states and except as may be required under the Exchange Act in connection with the offer and sale of the Shares.

          (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

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          (k) There are no legal or governmental proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) which are required to be described in the documents incorporated by reference in the Registration Statement or Prospectus and are not so described or (ii) which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or in the power or ability of the Company to perform its obligations under this Underwriting Agreement or to consummate any of the transactions contemplated by the Prospectus or this Underwriting Agreement. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (l) The Company is not an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (m) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (n) The shares of Common Stock (including the Shares outstanding) have been duly authorized and are validly issued, fully paid and non-assessable.

          (o) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits (collectively, "Permits") of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) The Company and its subsidiaries (i) are in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances, and regulated wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals and filed all notices required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of each such permit, license, notice or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply

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     with the terms and conditions of such permits, licenses, approvals or obligations or to file such notices would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as otherwise disclosed or incorporated by reference in the Prospectus.

          (q) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as otherwise disclosed or incorporated by reference in the Prospectus.

          (r) Except for the Registration Rights Agreement dated as of February 20, 1997 among the McKesson Financing Trust (the "Trust"), the Company and Morgan Stanley & Co. Incorporated, the Registration Rights Agreement dated as of March 11, 1997 among the Company, Morgan Stanley & Co. Incorporated, BancAmerica Securities, Inc., Chase Securities Inc. and J.P. Morgan Securities Inc. and the demand and incidental registration rights given in connection with the shares of McKesson Common Stock issued in connection with the acquisition of General Medical Inc. (the "GMI Shares"), there are no contracts, agreements or understandings between the Company, on the one hand, and any person, on the other hand, granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities in any registration statement filed by the Company under the Securities Act.

     2.   REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS.  Each of
          ----------------------------------------------------------
the Selling Shareholders represents and warrants to, and agree with, the Underwriter that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

          (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement (as defined below) signed by such Selling Shareholder and First Chicago Trust Company of New York, as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the "Custody Agreement") and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the

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     performance by such Selling Shareholder of its obligations under this
     Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (c) Such Selling Shareholder has the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

          (d) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder.

          (e) Upon delivery of the Shares to be sold by such Selling Shareholder and payment therefor pursuant to this Agreement good and valid title to the Shares will pass free and clear of any security interests, claims, liens, equities and other encumbrances (except as may be imposed by the Securities Act or blue sky laws).

          (f) (i) The information pertaining to such Selling Shareholder in the Prospectus under the caption "Selling Stockholders" at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the information pertaining to such Selling Shareholder in the Prospectus under the captions "Selling Stockholders" does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     3.   AGREEMENTS TO SELL AND PURCHASE.  Each Selling Shareholder, severally
          -------------------------------
and not jointly, hereby agrees to sell to the Underwriter, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from such Selling Shareholder at $74.73 a share (the "Purchase Price") the number of Shares set forth in Schedule I hereto opposite the name of such Selling Shareholder.

     The Company hereby agrees that, without the prior written consent of the Underwriter, it will not, during the period ending 30 days after the date of this Agreement, and each Selling Shareholder hereby agrees that, without the prior written consent of the Underwriter, it will not, during the period ending 90 days after the date of this Agreement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by such Selling Shareholder or are hereafter acquired prior to or in connection with the Offering) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock,

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whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the Shares to be sold hereunder, (b) shares of Common Stock of the Company held by a Selling Shareholder which are transferred or sold to an affiliate of such Selling Shareholder so long as such affiliate agrees to be bound by the provisions of this Section 3, (c) the issuance by the Company of shares of Common Stock upon the conversion of the 5% Trust Convertible Preferred Securities (the "Preferred Securities") and the related 5% Convertible Junior Subordinated Debentures due 2027 or any filings with the Commission, or resales or transfers of securities in connection with the offering of the Preferred Securities or (d) the issuance by the Company of shares of Common Stock options to purchase Common Stock pursuant to employee benefit plans incorporated by reference in the Prospectus. In addition, each Selling Shareholder, agrees that, without the prior written consent of the Underwriter, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     4.   PAYMENT AND DELIVERY.  Payment for the Shares to be sold by each
          --------------------
Selling Shareholder shall be made to such Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Shares for the account of the Underwriter at 10:00 A.M., New York City time, on June 16, 1997, or at such other time on the same or such other date, not later than June 26, 1997, as shall be designated in writing by the Underwriter. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Certificates for the Shares shall be in definitive form and registered in such names and in such denominations as the Underwriter shall request in writing not later than one full business day prior to the Closing Date. The certificates evidencing the Shares shall be delivered to the Underwriter on the Closing Date, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriter duly paid, against payment of the Purchase Price therefor.

     5.   CONDITIONS TO THE UNDERWRITER'S OBLIGATIONS.  The obligations of the
          -------------------------------------------
Underwriter are subject to the following conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in

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          the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the Underwriter's judgment, is so material and adverse and that makes it, in the Underwriter's judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriter shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriter shall have received on the Closing Date an opinion of Ivan D. Meyerson, Vice President and General Counsel of the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the state of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in the State of California; and the Company is duly qualified to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (ii) each significant subsidiary of the Company, as defined by Rule 1-02(w) of Regulation S-X of the Securities Act (other than GM Holdings, Inc, General Medical Inc. and General Medical Corporation), has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (iii) the shares of outstanding Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and are not

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          subject to any preemptive or similar rights arising under the DGCL, the charter or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or instrument to which the Company or any of its subsidiaries is a party;

               (iv) the statements in the Company's 1996 Annual Report on Form 10-K under the caption "Legal Proceedings" and the statements regarding legal proceedings in the Company's Current Reports on Form 8-K, as amended, and Quarterly Reports on Form 10-Q, as amended, incorporated by reference in the Prospectus, in each case insofar as such statements constitute summaries of legal matters or legal proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (v) each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements, exhibits and schedules included therein as to which counsel need not express any opinion) complied when so filed or, if amended, when so amended, as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder;

               (vi) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement
          (A) do not and will not contravene (1) any provision of applicable law or the charter or by-laws of the Company, or (2) to the best of such counsel's knowledge, any agreement, contract, bond, indenture or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (3) to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company, except, with respect to clause (A)(2) and (A)(3), for a contravention which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries taken as a whole, (B) to the best of such counsel's knowledge, do not and will not result in the imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties is bound except for any liens, charges or encumbrances which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries taken as a whole, and (C) do not require any consent, approval, authorization or order of, or qualification with, any governmental body or agency, except such as may be required by the securities or Blue Sky laws of the various states and except as may be required under the Securities Act and the Exchange Act in connection with the performance of the obligations under this Underwriting Agreement. Such opinion may state that the term "applicable law" as used in such opinion

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          means those laws, rules and regulations of the State of California, the DGCL and the federal laws of the United States of America that, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement (other than federal and state securities laws and the rules and regulations of the National Association of Securities Dealers, Inc.), but without such counsel having made any special investigation concerning the applicability of any other laws, rules or regulations;

               (vii) to the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) which are required to be described in the Registration Statement or the Prospectus and are not so described or (ii) which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or in the power or ability of the Company to perform its obligations under the Underwriting Agreement or to consummate any of the transactions contemplated by the Underwriting Agreement. To the best of such counsel's knowledge, there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

     In addition, such counsel shall state that such counsel or his representatives has participated in discussions with officers and other representatives of the Company and representatives of the independent public accountants for the Company, at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel has not independently verified, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof (except as otherwise indicated above), on the basis of the foregoing, such counsel shall state that no facts have come to such counsel's attention that have led such counsel to believe that (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, as of its date or on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     The foregoing opinion shall be rendered to the Underwriter at the request of the Company and shall so state therein. In addition, in rendering such opinion, such counsel shall state that such opinion is limited to matters arising under the laws of the State of California, the DGCL and the federal laws of the United States.

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          (d)  The Underwriter shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware;

               (ii) the statements (A) in the Prospectus under the caption "Description of Capital Stock" and (B) in the Registration Statement in Item 15, insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (iii) this Agreement has been duly authorized, executed and delivered by the Company;

               (iv) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement (A) do not and will not contravene any provision of applicable law, the charter or by-laws of the Company, and (B) do not require any consent, approval, authorization or order of, or qualification with, any governmental body or agency, except such as may be required by the securities or Blue Sky laws of the various states. Such opinion may state that the term "applicable law" as used in such opinion means those laws, rules and regulations of the state of New York, the state of California, the DGCL and the federal laws of the United States of America that, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement (other than federal and state securities laws and the rules and regulations of the National Association of Securities Dealers, Inc.), but without such counsel having made any special investigation concerning the applicability of any other laws, rules or regulations;

               (v) the Company is not an "investment company", as such term is defined in the Investment Company Act;

               (vi) each of the Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission, except that in each case we express no opinion as to (a) the documents and information incorporated or deemed to be incorporated by reference therein (the "Incorporated Documents") or
          (b) the financial statements, schedules and other financial and statistical data included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, and we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the

          Registration Statement, the Prospectus or any of the documents incorporated therein by reference.

     The foregoing opinion shall be rendered to the Underwriter at the request of the Company and shall so state therein. In addition, in rendering such opinion, such counsel shall state that such opinion is limited to matters arising under the laws of the states of New York and California, the DGCL and the federal laws of the United States.

          (e) The Underwriter shall have received on the Closing Date an opinion of McGuire, Woods, Battle & Boothe, llp counsel for the Selling Shareholders other than Princes Gate Investors, L.P., Acorn Partnership I, L.P., PGI Investments Limited, PGI Sweden AB, Gregor Von Opel and Chase Equity Associates, L.P., dated the Closing Date, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders;

               (ii) the execution and delivery by each Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Shareholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

               (iii) each of the Selling Shareholders has valid title to the Shares to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder;

               (iv) the Custody Agreement and the Power of Attorney of each Selling Shareholder have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder;

               (v) delivery of the Shares to be sold by each Selling Shareholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances;

               (vi) such counsel (A) is of the opinion that the information in the Prospectus under the captions "Selling Stockholders" complies as to form in all material respects with the 1933 Act and the Rules and Regulations, (B) has no reason to believe that the information in the Prospectus under the caption "Selling Stockholders" at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that the information in the Prospectus under the captions "Selling Stockholders" contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (vii) each of General Medical, Inc., a Delaware corporation ("GMI"), GM Holdings Inc., a Delaware corporation ("Holdings"), and General Medical Corporation, a Virginia corporation ("General Medical"), is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation with the corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and

               (viii) each of GMI, Holdings and General Medical is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          The Underwriter shall have received the opinions of Davis Polk & Wardwell and O'Sullivan Graev & Karabell, LLP, counsel for the Princes Gate Investors, L.P. and Chase Equity Associates, L.P., respectively, in the form previously submitted to and approved by you.

          The opinion of McGuire, Woods, Battle & Boothe, LLP described in paragraph (e) above shall be rendered to the Underwriter at the request of the Selling Shareholders and shall so state therein.

          (f) The Underwriter shall have received on the Closing Date an opinion of Brown & Wood LLP, counsel for the Underwriter, dated the Closing Date, in form and substance satisfactory to the Underwriter, with respect to this Agreement, the Registration Statement, the Prospectus and other related matters as the Underwriter may require.

          (g) The Underwriter shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, from Deloitte & Touche LLP, independent auditors, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus (including, without limitation, all pro forma financial statements and the financial statements and financial information relating to the Company, General Medical Inc. and FoxMeyer Corporation); provided that the letter
                                                     --------
     delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (h) Any certificate signed by any officer of the Company and delivered to the Underwriter or the Underwriter's counsel shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

          (i) Each Selling Shareholder shall have furnished or caused to be furnished to the Underwriter a certificate dated the Closing Date signed on behalf of each Selling Shareholder as to the accuracy of the representations and warranties of such Selling Shareholder herein at and as of the Closing Date, as to the performance by such Selling Shareholder of all of its obligations hereunder to be performed at or prior to the Closing Date and as to such other matters as the Underwriter may reasonably request.

     6.   COVENANTS OF THE COMPANY.  In further consideration of the agreements
          ------------------------
of the Underwriter herein contained, the Company covenants with the Underwriter as follows:

               (a) To furnish to the Underwriter, without charge, two signed copies of the Registration Statement (including exhibits thereto) and a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Underwriter in New York City, without charge, prior to 5:00 P.M. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Underwriter may reasonably request.

               (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to the Underwriter a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriter reasonably objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

               (c) If, during such period after the first date of the public offering of the Shares as in the Underwriter's opinion the Prospectus is required by law to be delivered in connection with sales by the Underwriter or a dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to the dealers (whose names and addresses the Underwriter will furnish to the Company) to which Shares may have been sold by the Underwriter and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

               (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request, to comply with such laws as to permit the continuance of sales and dealings in such jurisdictions until the earlier of (i) one year after the date of this Agreement and
          (ii) as long as may be necessary to complete the distribution of Shares; provided, however, that the Company will not be required to qualify as a foreign corporation, to file a general consent to service of process in any such jurisdiction or to take any other action that would subject the Company to service of process in any suits other than those arising out of the offering of the Shares or to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

               (e) To make generally available to the Company's security holders and to the Underwriter as soon as practicable an earning statement covering the twelve-month period ending June 30, 1998 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

     7.   EXPENSES.  Whether or not the transactions contemplated in this
          --------
Agreement are consummated or this Agreement is terminated, the Company and the Selling Shareholders agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and counsel for the Selling Shareholders in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriter and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriter, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) the cost of printing certificates representing the Shares, (v) the costs and charges of any transfer agent, registrar or depositary and (vi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution" and Section 10 entitled "Miscellaneous", the Underwriter will pay all of their costs and expenses, including fees and disbursements of its counsel, stock transfer taxes payable on resale of any of the Shares by it and any advertising expenses connected with any offers it may make. It is also understood that nothing in this Agreement shall change or set aside any existing arrangement or agreement between the Company and the Selling Shareholders or the Company and the Underwriter with respect to fees or expenses incurred or to be incurred in connection with the transactions contemplated by this Agreement.

     The provisions of this Section shall not supersede or otherwise affect any agreement that the Selling Shareholder and the Company may otherwise have for the allocation of such expenses between themselves.

     8.   INDEMNITY AND CONTRIBUTION.  (a)  The Company agrees to indemnify and
          --------------------------
hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state in the Registration Statement a material fact necessary in order to make the statements therein not misleading, or caused by any omission or alleged omission to state in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

     (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless the Underwriter, the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Underwriter or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state in the Registration Statement a material fact necessary in order to make the statements therein not misleading, or caused by any omission or alleged omission to state in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto. Notwithstanding the foregoing provisions of this subsection (b), with respect to all claims pursuant to this subsection (b) and/or arising as a result of a breach of subsection 2(f) of this Agreement, the liability of each Selling Shareholder shall in no event exceed the amount of total net proceeds, before deducting expenses but after deducting underwriting discounts and commissions ("Net Proceeds"), received by such Selling Shareholder from the sale of the Shares pursuant to this Agreement.

     (c) The Underwriter agrees to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state in the Registration Statement a material fact necessary in order to make the statements therein not misleading, or caused by any omission or alleged omission to state in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only with reference to information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto.

     (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a), (b) or (c) of this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriter and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section of the Exchange Act and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section of the Exchange Act, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriter and such control persons of the Underwriter, such firm shall be designated in writing by the Underwriter. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholder, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for the reasonable fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (e) To the extent the indemnification provided for in paragraph (a), (b) or
(c) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriter on the other hand in connection with the offering of the Shares shall be deemed to be in the same proportion as the Net Proceeds from the offering of the Shares received by the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault of the Selling Shareholders, the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Shareholders, by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (f) The Selling Shareholders, the Company and the Underwriter agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) of this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (e) of this Section 8 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, (i) the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Shareholder shall be required to contribute any amount in excess of the amount of total Net Proceeds received by such Selling Shareholder from the sale of the Shares pursuant to this Agreement. The Selling Shareholder's respective obligations in this subsection (f) to contribute are several in proportion to the total Net Proceeds they have received from the sale of the Shares pursuant to this Agreement and are not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (g) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

     9.   TERMINATION.  This Agreement shall be subject to termination by notice
          -----------
given by the Underwriter to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the Underwriter's judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv) such event, singly or together with any other such event, makes it, in the Underwriter's judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

     10.  MISCELLANEOUS.  If this Agreement shall be terminated by the
          -------------
Underwriter because (A) of any failure or refusal on the part of (i) any Selling Shareholder or (ii) the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or (B) if for any reason (i) any Selling Shareholder or (ii) the Company shall be unable to perform its obligations under this Agreement, then, in the case of clauses (A)(i) and (B)(i) above, the Selling Shareholders will, and in the case of clauses (A)(ii) and (B)(ii) above, the Company will, reimburse the Underwriter, for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

     11.  EFFECTIVENESS.  This Agreement shall become effective upon the
          -------------
execution and delivery hereof by the parties hereto.

     12.  COUNTERPARTS.  This Agreement may be signed in two or more
          ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13.  APPLICABLE LAW.  This Agreement shall be governed by and construed in
          --------------
accordance with the internal laws of the State of New York.

     14.  HEADINGS.  The headings of the sections of this Agreement have been
          --------
inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     15.  NOTICES.  Except as otherwise provided in this Agreement, all notices,
          -------
requests and other communications to any person provided for hereunder shall be in writing and shall be given to such person (a) in the case of any Selling Shareholder, addressed to such party care of Kelso & Company, 320 Park Avenue, 24th Floor, New York, New York 10022 to the attention of James J. Connors, III, Esquire or at such other address as such party shall have furnished to the Company and the Underwriter in writing, (b) in the case of the Underwriter at Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036 to the attention of Syndicate Department or at such other address as the Underwriter shall have furnished to the Company and to the Selling Shareholders in writing or (c) in the case of the Company, at McKesson Corporation, One Post Street, San Francisco, California 94104, to the attention of its General Counsel, or at such other address, or to the attention of such other officer, as the Company shall have furnished to the Underwriter and the Selling Shareholders in writing. Each such notice, request or other communication shall be effective
(i) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including without limitation, by air courier), when delivered at the address specified above.

                                      Very truly yours,

                                      McKESSON CORPORATION



                                      By:   /s/ Ivan D. Meyerson
                                          -----------------------
                                          Name:  Ivan D. Meyerson
                                          Title: Vice President and
                                                 General Counsel


                                      The Selling Shareholders named in
                                      Schedule I hereto



                                      By:  /s/ David I. Wahrhaftig
                                          --------------------------
                                          Name:  David I. Wahrhaftig
                                          Title: Attorney-in-Fact



Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED



By:   /s/ William H. Wright II
     ---------------------------
     Name:  William H. Wright II
    Title:  Principal

                                  SCHEDULE I


                                                   Number of Shares
Selling Shareholder                                    To Be Sold
-------------------                                -----------------
Kelso Investment Associates IV, L.P...............     1,774,034
Kelso Equity Partners II, L.P.....................        39,910
Chase Equity Associates, L.P......................       294,557
John Rutledge Partners, L.P.......................       251,930
Princes Gate Investors, L.P.......................       174,404
Acorn Partnership I, L.P..........................        20,748
PGI Investments Limited...........................        20,541
PGI Sweden AB.....................................        20,541
Gregor Von Opel...................................        10,272
The Louis and Patricia Kelso Trust................         3,612
William A. Marquard...............................         2,890
The Frank T. Nickell IRA..........................        14,450
David M. Roderick.................................         4,335
George L. Shinn...................................         1,445
Steven B. Nielsen.................................        60,885
F. DeWight Titus..................................        85,293
Donald B. Garber..................................        11,891
                                                       ---------
               Total..............................     2,791,738
                                                       =========